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                                                                   Exhibit 10.17

                                                                  EXECUTION COPY
                                                                  --------------

            AMENDMENT TO THE BRENDA F. CUTWRIGHT EMPLOYMENT AGREEMENT

         THIS AMENDMENT made as of December 19, 2001 (the "Amendment") is entered into by and between Aloha Airgroup, Inc., a Hawaii corporation (the "Employer"), and Brenda F. Cutwright (the "Executive").

         WHEREAS the Employer and the Executive have entered into an employment agreement made as of January 1, 1994, as amended and restated as of January 1, 1997 (the "Employment Agreement");

         WHEREAS the Employer has entered into a merger agreement among Hawaiian Airlines, Inc., TurnWorks Acquisition III, Inc. and TurnWorks, Inc., pursuant to which the Employer intends to participate in the mergers described therein (the "Mergers");

         WHEREAS, in contemplation of the Mergers, the parties hereto desire to further amend the Employment Agreement;

         WHEREAS, the Employment Agreement as amended by this Amendment shall continue in effect in accordance with its terms after the Mergers as an obligation of the surviving corporation; and

         WHEREAS Section 9 of the Employment Agreement authorizes the parties hereto to amend the Employment Agreement;

         NOW, THEREFORE, in consideration of the recitals and agreements herein contained, the parties hereto agree to amend the Employment Agreement as follows:

         1. EFFECTIVENESS. The parties hereto each expressly acknowledge and agree that this Amendment will not become effective unless and until such time as the Executive has received the BC Stockholders Payment (as such term is defined in the Stockholder Assumption Agreement dated as of the date hereof among the Executive, Glenn R. Zander, Aloha Securities & Investment Co. and Sheridan Ing Partners Hawaii). Such payment is referred to in this Amendment as the "Stockholders Payment".

         2. NOTICE OF TERMINATION. The parties hereto agree that the Date of Termination for the Executive's employment with the Company shall be the day on which the Effective Time occurs (as such term is defined in the Merger Agreement); and the parties hereto waive any and all other notice requirements relating to such Date of Termination which may be required by the Employment Agreement.

         3. TERMINATION FOLLOWING CHANGE IN CONTROL. In consideration for the waiver of entitlements set forth in Section 4 hereof and the release and waiver of claims set forth in Section 5 hereof, the first sentence of Section 4(f) of the Employment Agreement is hereby amended to read as follows:

            (f) TERMINATION FOLLOWING CHANGE IN CONTROL. If a Change in Control shall have occurred, the Executive shall immediately be entitled to the benefits set forth below in this Section 4(f), unless such termination or notification is because of the Executive's death or as a result of a Notice of Termination given by the Employer for Cause or Disability, or by the Executive for other than Good Reason.


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         4. WAIVER OF ENTITLEMENTS. The Executive hereby waives her right under the Employment Agreement to (a) receive any Separation Payment under Section 4(f)(ii) of the Employment Agreement (provided, however, that the amounts which would otherwise have been payable under such Section 4(f)(ii) shall continue to be included in "compensation" for purposes of Section 4(f)(v) of the Employment Agreement notwithstanding the Executive's waiver of the right to receive such amounts), (b) receive any Severance Payment under Section 4(b) of the Employment Agreement and (c) exercise, or receive any payments in respect of, any and all stock options granted to the Executive prior to the Date of Termination, regardless of whether or not such options have vested (such waived rights, collectively, the "Waived Entitlements").

         5. RELEASE AND WAIVER OF CLAIMS.

         (a) For purposes of this release and waiver of claims, "Employer Parties" means the Employer and any and all of its predecessor companies, successor companies, parent companies, subsidiaries and affiliates wherever located and each of its present, former and future directors, officers, employees, agents, attorneys, heirs and assigns.

         (b) In consideration of the agreements set forth in this Amendment and the value received as described in this Amendment (including, without limitation, the Stockholders Payment), the receipt and adequacy of which are hereby acknowledged by the Executive, the Executive hereby releases and discharges the Employer Parties from any and all claims, actions, causes of action, suits, costs, controversies, judgments, decrees, verdicts, damages, liabilities, attorneys' fees, covenants, contracts, and agreements that the Executive may have, or in the future may possess, with respect to the Employer Parties relating to the Waived Entitlements, including, but not limited to, any claims arising under Title VII of the Civil Rights Act of 1964, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Employee Retirement Income Security Act of 1974, the Family Medical Leave Act of 1993, the Hawaii Civil Rights Act, the Hawaii Employment Practices Act, H.R.S. Chapter 378, the Hawaii Family Leave Act, H.R.S. Chapter 398 or any other federal or state or local law, whether such claim arises under statute, common law or in equity, and whether or not the Executive or any of the Employer Parties are presently aware of the existence of such claim, damage, action or cause of action, suit or demand. Solely with respect to the Waived Entitlements, the Executive also hereby forever releases, discharges and waives any right the Executive may have to recover in any proceeding brought by any federal, state or local agency against the Employer Parties to enforce any laws. The Executive agrees that the value received as described in this Amendment (including, without limitation, the Stockholders Payment) shall be in full satisfaction of any and all claims, actions or causes of action for payment or other benefits of any kind that the Executive may have against the Employer Parties with respect to the Waived Entitlements.

         (c) In further recognition of the consideration cited above, the Executive hereby releases and forever discharges each of the Employer Parties from any and all claims, actions and causes of action that the Executive may have relating to the Waived Entitlements as of the date the Executive signs and delivers to the Employer this Amendment arising under the federal Age Discrimination in the Employment Act of 1967, as amended, and the applicable rules and regulations promulgated thereunder ("ADEA") which may be based in whole or in part on age discrimination.

         6. NO OTHER WAIVER OR RELEASE. THE EMPLOYER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE WAIVER BY THE EXECUTIVE OF THE WAIVED ENTITLEMENTS AND THE RELEASE AND WAIVER OF CLAIMS RELATING TO THE WAIVED ENTITLEMENTS SHALL NOT CONSTITUTE A WAIVER OR RELEASE OF ANY OTHER RIGHTS, BENEFITS OR ENTITLEMENTS TO WHICH THE EXECUTIVE IS ENTITLED UNDER THE EMPLOYMENT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THAT THE EXECUTIVE SHALL BE ENTITLED TO BE PAID ALL SUCH OTHER AMOUNTS AND RECEIVE ALL SUCH OTHER BENEFITS AS ARE PROVIDED FOR IN THE EMPLOYMENT AGREEMENT, AS AMENDED BY THIS AMENDMENT.

         7. ACKNOWLEDGMENT. By signing this Amendment, the Executive hereby acknowledges and confirms that in connection with this Amendment the Executive, as advised by the Employer, consulted with an attorney of the Executive's choice prior to signing this Amendment and had such attorney explain to the Executive the terms of this Amendment including, without limitation, the terms relating to the Executive's release of claims arising under ADEA.



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         8. ACCEPTANCE. Subject to Section 1 hereof, the Executive may indicate the Executive's acceptance of this Amendment by signing and dating both copies of this Amendment and delivering one such copy to the Employer.

         9. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Employment Agreement.

         10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under the laws of the State of Hawaii, and for all purposes governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

         11. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                                     * * * *




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         The Executive's signature on the line below constitutes the Executive's agreement with each provision contained herein.

                                                ALOHA AIRGROUP, INC.

                                                   /s/ Han H. Ching
                                                 -------------------------------
                                                 Name: Han H. Ching
                                                 Title: Corporate Secretary

ACKNOWLEDGED AND AGREED:

  /s/ Brenda F. Cutwright
-------------------------------
Brenda F. Cutwright

Date:   December 19, 2001



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